                                                                  EXHIBIT 99.(b)


















                                Bycom Media Inc.

                              Financial Statements

                                January 31, 2002


                                                                  Page
                                                                  ----
Auditor's Report to the Shareholder                                  2
Balance Sheet                                                        3
Statement of Loss and Deficit                                        4
Statement of Changes in Cash Flows                                   5
Notes to Financial Statements                                        6

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Wm. Andrew Campbell C.A.                                    Tel.: (416) 363-6273
600 -- 56 Temperance St.,                                    Fax: (416) 363-9982
Toronto, Ontario
M5H 3V3



                      Auditor's Report to the Shareholders

I have audited the balance sheets of Bycom Media Inc. as at January 31, 2002 and the statements of loss and deficit and changes in cash flows for the period from the date of incorporation, January 30, 2002 to January 31, 2002. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted an audit in accordance with generally accepted auditing standards in Canada. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In my opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at January 31, 2002 and the results of its operations and the changes in its cash flows for the period from the date of incorporation January 30, 2002 to January 31, 2002, in accordance with generally accepted accounting principles in Canada.


Chartered Accountant
Toronto, Ontario
February 17, 2002


                                Bycom Media Inc.

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

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                                  Balance Sheet
                             As at January 31, 2002



                                                                           2002
                                                                          -----
                                     Assets

Current

Cash                                                                      $  80
                                                                          -----
                                                                          $  80
                                                                          =====

                                  Liabilities

Current

Accounts payable and accrued liabilities                                  $ 750
                                                                          -----
    Total Liabilities                                                       750
                                                                          -----

                              Shareholders' Equity

Share capital (note 2)                                                      100
Deficit  (Page 4)                                                          (770)
                                                                          -----
                                                                           (670)
                                                                          $  80
                                                                          =====


Approved on behalf of the Directors:



  (Signed)                        Director
------------------------------------------


  (Signed)                        Director
------------------------------------------



See accompanying notes to financial statements
Refer to Auditor's Report appearing on Page 2


                                Bycom Media Inc.
                          Statement of Loss and Deficit

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

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        For the Period from the date of Incorporation January 30, 2002 to
                                January 31, 2002



                                                                           2002
                                                                          -----
Operating Expenses

Legal and audit                                                           $ 750
Office, general and administration                                           20
                                                                          -----
                                                                            770
                                                                          -----

Net  (Loss) for the Year                                                   (770)
(Deficit), Beginning of Period                                               --
                                                                          -----
Deficit, End of Year                                                      $(770)
                                                                          =====



See accompanying notes to financial statements
Refer to Auditor's Report appearing on Page 2


                                Bycom Media Inc.
                       Statement of Changes in Cash Flows
        For the Period from the date of Incorporation January 30, 2002 to

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

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                                January 31, 2002



                                                                           2002
                                                                          -----
Operating Activities

Net Loss (Loss) for the Period                                            $(770)
Changes in non-cash operating working capital balances:
Accounts payable and accrued liabilities                                    750
                                                                          -----
(Used in) Operating Activities                                              (20)
                                                                          -----

Financing Activities

Issuance of common shares                                                   100
                                                                          -----
Provided by Investing Activities                                            100
                                                                          -----

Increase in Cash                                                             20
Cash, beginning of period                                                    --
                                                                          -----
Cash, End of Year                                                         $  20
                                                                          =====



See accompanying notes to financial statements
Refer to Auditor's Report appearing on Page 2


                                Bycom Media Inc.
                          Notes to Financial Statements
                                December 31, 2002

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

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1.  Nature of Business and Going Concern Considerations

Bycom Media Inc. (the "Company") was incorporated under the laws of the Province of Ontario on January 30, 2002.

 The Company is in the business of investing in significant equity interests in high-technology companies.

2.  SHARE CAPITAL

    (i) Authorized:

    -An unlimited number of Class A 8%, retractable, voting Class A preference shares: or

    -An unlimited number of Class B, 6%, retractable, voting Class B preference shares: or

    -An unlimited number of Class C, 5%, retractable, voting Class C preference shares: and

    -An unlimited number of Common shares

                                                      Number              $
                                                      ------             ---
    Issued Common Shares
    Issued for cash                                      100             100
                                                         ---             ---
    Balance January 31, 2002                             100             100
                                                         ===             ===


3.  INCOME TAXES

    No recognition has been given in these financial statements to the potential income tax benefits resulting from exploration, development and administrative expenditures. Future income tax reductions with regards to these expenditures will be recorded at the time of realization.


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